                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,625,185.62

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $154,071.95

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,471,113.67

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $19.24

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.82

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $17.42

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $89,621.10

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $12,194.06

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $77,427.04

          (j)      Scheduled Payments due in such Collection Period                                    $1,376,165.12

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,234,944.00

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $29,265,743.46

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $27,717,202.73

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9470869

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $63,537.99

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,951.05

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.75

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $17,063.50

          (b)      Distributions (to) from Collection Account                                              $4,625.56
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $71.59

          (d)      Ending Payahead Account Balance                                                        $21,760.65

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $26,331,342.61
                          Spread Account Balance                                                       $5,450,518.06

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $63,050.30

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $7,679.97

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $221,296.84

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 149
                          Aggregate Gross Amount                                                       $1,287,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 105
                          Aggregate Gross Amount                                                         $932,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.21%

          (b)      Average Delinquency Ratio                                                                    6.21%

          (c)      Cumulative Default Ratio                                                                    18.08%

          (d)      Cumulative Net Loss Ratio                                                                   13.44%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,843,759.27
     LOCK BOX NSF ITEMS:                                                                                  (19,263.78)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (4,625.56)
     COLLECTION ACCOUNT INTEREST                                                                            6,939.37
     PAYAHEAD ACCOUNT INTEREST                                                                                 71.59
     TOTAL COLLECTION PROCEEDS:                                                                         1,826,880.89
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  29,265,743.46
                                 Principal portion of payments collected (non-prepayments)                               799,513.77
                                 Prepayments in full allocable to principal                                              418,321.00
                          Collections allocable to principal                                            1,217,834.77
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     109,409.10
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,327,243.87

                   Realized Losses                                                                        221,296.84
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     27,717,202.75

          INTEREST
                          Collections allocable to interest                                               435,430.23
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        64,206.79
                                                                                                      ---------------
                   Total Interest                                                                         499,637.02

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                27,802,456.29
          Beginning of Period Class B Principal Balance                                                 1,463,287.15

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,387,467.76
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           14,761.75
          Aggregate Payahead Balance                                                                       21,689.06
          Aggregate Payahead Balance for preceding Distribution Date                                       17,063.50
          Interest Earned on Payahead Balances                                                                 71.59
          Scheduled Payments due in Collection Period                                                   1,376,165.12
          Scheduled Payments collected in Collection Period                                             1,234,944.00
          Aggregate Amount of Realized Losses for preceding Distribution Date                             221,296.84

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    326.16
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                149   1,287,000.00
          60+ days delinquent                                                                                    105     932,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             2,219,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          196,045.68
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.58%
          Delinquency Ratio for third preceding Determination Date                                              5.84%

          Cumulative Defaults for preceding Determination Date                                         15,873,399.25

          Cumulative Net Losses for preceding Determination Date                                       11,791,418.63

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,653,265.00
                          Liquidation Proceeds                                                            109,409.10
                          Recoveries                                                                       64,206.79
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     1,826,880.89

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       799,513.77
                          Prepayments in full allocable to principal                                      418,321.00
                          Principal Balance of Liquidated Receivables                                     330,705.94
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,548,540.71

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,548,540.71
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,471,113.67
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,471,113.67

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           27,802,456.29
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  154,071.95

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,548,540.71
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  77,427.04

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,463,287.15
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          12,194.06

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            1,826,880.89
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,625,185.62
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 12,194.06
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  77,427.04
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      691.98
                   Standby Servicer distributions                                                           1,951.05
                   Servicer distributions                                                                  63,537.99
                   Collateral Agent distributions                                                             365.82
                   Reimbursement Obligations                                                                7,679.97
                                                                                                      ---------------
                                                                                                           37,847.36

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     1,951.05
            Servicing Fee (2.0%)                                           48,776.24
            Additional Servicing Fee Amounts
             (late fees, prepayment charges, etc.)                         14,761.75
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       365.82
            Trustee's out-of-pocket expenses                                  326.16
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              365.82
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior Collection
             Periods                                                            0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         154,071.95
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         154,071.95
  (viii)(A) Class B Coupon Interest - Unadjusted                           12,194.06
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 12,194.06
  (v)(B)    Class A Principal Distributable Amount - Current Month      1,471,113.67
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       1,471,113.67
  (vi)      Certificate Insurer Premium                                     7,679.97
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    77,427.04
            Class B Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class B Principal Shortfall                           0.00
            Adjusted Class B Principal Distributable Amount                77,427.04
       (C)  Excess Interest Amount for Deposit in Spread Account           37,847.36




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                27,802,456.29
                   Class A Principal Distributions                                                      1,471,113.67
          Class A End of Period Principal Balance                                                      26,331,342.61

          Class B Beginning of Period Principal Balance                                                 1,463,287.15
                   Class B Principal Distributable Amount                                                  77,427.04
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,385,860.11
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,385,860.11

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,826,880.89
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     220,618.79
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,606,262.10

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,606,262.10
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      12,194.06
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,594,068.04

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,594,068.04
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,471,113.67
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          122,954.37

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      122,954.37
     (vi) Certificate Insurer Premium                                                                       7,679.97
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          115,274.39

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       115,274.39
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           77,427.04
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                37,847.36
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  37,847.36
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,219,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,219,000.00

                          Aggregate Gross Principal Balance as of the close of                         30,765,565.45
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.21%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.21%
                          Delinquency Ratio for second preceding Determination Date                             5.58%
                          Delinquency Ratio for third preceding Determination Date                              5.84%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.21%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,873,399.25
                                 Current Period Defaulted Receivables                                     196,045.68
                                                                                                      ---------------
                                 Total                                                                 16,069,444.93

                                 Cumulative Defaulted Receivables                                      16,069,444.93
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    18.08%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          330,705.94

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (173,615.89)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   157,090.05
                                 Cumulative Previous Net Losses                                        11,791,418.63
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,948,508.68
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   13.44%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      26.95
          Weighted Average Annual Percentage Rate                                                              20.31%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,771,720.27
                          15% of Outstanding Certificate Balance                                                       4,157,580.41
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          26,331,342.61

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             27,717,202.73
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               26,331,342.61
          Beginning of Period Spread Account Balance                                                    5,387,467.76
          Spread Account Deposit (Withdrawal) from Current Distributions                                   37,847.36
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               20,906,027.50
          Earnings on Spread Account Balance                                                               25,202.94
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,450,518.06



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,718,797.37

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $194,031.44

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,524,765.93

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $19.64

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.22

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $17.42

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $162,445.11

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $21,939.08

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $140,506.03

          (j)      Scheduled Payments due in such Collection Period                                    $1,543,174.22

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,449,254.60

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $36,580,947.74

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $35,416,442.32

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9681663

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $74,328.94

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,438.73

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.85

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $20,799.58

          (b)      Distributions (to) from Collection Account                                                $796.75
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $91.47

          (d)      Ending Payahead Account Balance                                                        $21,687.80

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $33,227,134.39
                          Spread Account Balance                                                       $4,740,887.36

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $22,688.81

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $9,691.25

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $304,119.47

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 149
                          Aggregate Gross Amount                                                       $1,505,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 141
                          Aggregate Gross Amount                                                       $1,341,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.71%

          (b)      Average Delinquency Ratio                                                                    7.12%

          (c)      Cumulative Default Ratio                                                                    17.27%

          (d)      Cumulative Net Loss Ratio                                                                   12.68%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,002,667.78
     LOCK BOX NSF ITEMS:                                                                                  (40,490.51)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                   (796.75)
     COLLECTION ACCOUNT INTEREST                                                                            7,436.07
     PAYAHEAD ACCOUNT INTEREST                                                                                 91.47
     TOTAL COLLECTION PROCEEDS:                                                                         1,968,908.06
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  36,580,947.74
                                 Principal portion of payments collected (non-prepayments)                               863,391.63
                                 Prepayments in full allocable to principal                                              317,886.00
                          Collections allocable to principal                                            1,181,277.63
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     119,619.67
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,300,897.30

                   Realized Losses                                                                        304,119.47
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     34,975,930.97

          INTEREST
                          Collections allocable to interest                                               585,862.97
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        82,147.79
                                                                                                      ---------------
                   Total Interest                                                                         668,010.76

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               34,751,900.33
           Beginning of Period Class B Principal Balance                                                2,329,813.96

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,718,198.55
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          13,360.69
           Aggregate Payahead Balance                                                                      21,596.33
           Aggregate Payahead Balance for preceding Distribution Date                                      20,799.58
           Interest Earned on Payahead Balances                                                                91.47
           Scheduled Payments due in Collection Period                                                  1,543,174.22
           Scheduled Payments collected in Collection Period                                            1,449,254.60
           Aggregate Amount of Realized Losses for preceding Distribution Date                            304,119.47

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                   285.88
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                               149   1,505,000.00
           60+ days delinquent                                                                                   141   1,540,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            3,045,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         347,533.10
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            6.91%
           Delinquency Ratio for third preceding Determination Date                                             6.73%

           Cumulative Defaults for preceding Determination Date                                        15,563,039.84

           Cumulative Net Losses for preceding Determination Date                                      11,455,816.29

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,767,140.60
                           Liquidation Proceeds                                                           119,619.67
                           Recoveries                                                                      82,147.79
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    1,968,908.06

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      863,391.63
                           Prepayments in full allocable to principal                                     319,886.00
                           Principal Balance of Liquidated Receivables                                    423,739.14
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,605,016.77

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,605,016.77
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,524,765.93
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,524,765.93

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          34,751,900.33
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 194,031.44

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,605,016.77
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 80,250.84

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,329,813.96
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         21,939.08

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           1,968,908.06
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,718,797.37
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                21,939.08
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 80,250.84
                    Class B Principal Carryover Shortfall                                                 500,766.57
                    Trustee distributions                                                                     743.14
                    Standby Servicer distributions                                                          2,438.73
                    Servicer distributions                                                                 74,328.94
                    Collateral Agent distributions                                                            463.52
                    Reimbursement Obligations                                                               9,691.25
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                500,766.57
                                                                                                      ---------------
                                                                                                          500,766.57

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     2,438.73
            Servicing Fee (2.0%)                                           60,968.25
            Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                13,360.69
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       457.26
            Trustee's out-of-pocket expenses                                  285.88
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              463.52
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior Collection
             Periods                                                            0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         194,031.44
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         194,031.44
  (viii)(A) Class B Coupon Interest - Unadjusted                           21,939.08
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 21,939.08
  (v)(B)    Class A Principal Distributable Amount - Current Month      1,524,765.93
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       1,524,765.93
  (vi)      Certificate Insurer Premium                                     9,691.25
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    80,250.84
            Class B Principal Carryover Shortfall - Previous Month(s)     500,766.57
            Current Month Class B Principal Shortfall                    (440,511.38)
            Adjusted Class B Principal Distributable Amount                     0.00
       (C)  Excess Interest Amount for Deposit in Spread Account                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                34,751,900.33
                   Class A Principal Distributions                                                      1,524,765.93
          Class A End of Period Principal Balance                                                      33,227,134.39

          Class B Beginning of Period Principal Balance                                                 2,329,813.96
                   Class B Principal Distributable Amount                                                 140,506.03
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,189,307.93
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,189,307.93

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,968,908.06
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     272,005.77
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,696,902.29

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,696,902.29
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      21,939.08
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,674,963.21

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,674,963.21
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,524,765.93
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          150,197.28

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      150,197.28
     (vi) Certificate Insurer Premium                                                                       9,691.25
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          140,506.03

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       140,506.03
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           80,250.84
     (iii)Prior month(s) carryover shortfalls                                                             500,766.57
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (440,511.38)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (440,511.38)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,045,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,045,000.00

                          Aggregate Gross Principal Balance as of the close of                         39,499,631.24
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.71%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.71%
                          Delinquency Ratio for second preceding Determination Date                             6.91%
                          Delinquency Ratio for third preceding Determination Date                              6.73%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.12%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,563,039.84
                                 Current Period Defaulted Receivables                                     347,533.10
                                                                                                      ---------------
                                 Total                                                                 15,910,572.94

                                 Cumulative Defaulted Receivables                                      15,910,572.94
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    17.27%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          423,739.14

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (201,767.46)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   221,971.68
                                 Cumulative Previous Net Losses                                        11,455,816.29
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,677,787.97
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   12.68%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      30.64
          Weighted Average Annual Percentage Rate                                                              20.44%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,541,644.23
                          15% of Outstanding Certificate Balance                                                       5,312,466.35
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          33,227,134.39

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             35,416,442.32
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               33,227,134.39
          Beginning of Period Spread Account Balance                                                    4,718,198.55
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               28,508,935.84
          Earnings on Spread Account Balance                                                               22,688.81
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,740,887.36




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,041,936.37

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $219,163.48

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,822,772.89

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $23.15

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.48

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $20.66

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $71,435.09

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $23,261.70

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $48,173.39

          (j)      Scheduled Payments due in such Collection Period                                    $1,700,062.03

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,528,634.83

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $43,942,551.69

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $42,624,629.63

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9700081

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $88,906.71

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,929.50

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.01

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $17,605.88

          (b)      Distributions (to) from Collection Account                                              $3,255.03
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $76.07

          (d)      Ending Payahead Account Balance                                                        $20,936.98

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $11,976,795.36
                          Spread Account Balance                                                       $5,994,978.21

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $28,802.90

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $11,644.11

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $467,689.31

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 154
                          Aggregate Gross Amount                                                       $1,725,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 164
                          Aggregate Gross Amount                                                       $1,759,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.27%

          (b)      Average Delinquency Ratio                                                                    6.79%

          (c)      Cumulative Default Ratio                                                                    15.41%

          (d)      Cumulative Net Loss Ratio                                                                   12.01%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,242,689.81
     LOCK BOX NSF ITEMS:                                                                                  (29,348.34)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (3,255.03)
     COLLECTION ACCOUNT INTEREST                                                                            8,156.24
     PAYAHEAD ACCOUNT INTEREST                                                                                 76.07
     TOTAL COLLECTION PROCEEDS:                                                                         2,218,318.75
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  43,942,551.69
                                 Principal portion of payments collected (non-prepayments)                               837,750.54
                                 Prepayments in full allocable to principal                                              430,601.00
                          Collections allocable to principal                                            1,268,351.54
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     182,667.45
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,451,018.99

                   Realized Losses                                                                        467,689.31
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     42,023,843.39

          INTEREST
                          Collections allocable to interest                                               690,884.29
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        76,415.47
                                                                                                      ---------------
                   Total Interest                                                                         767,299.76

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                41,745,424.07
          Beginning of Period Class B Principal Balance                                                 2,750,151.83

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,966,175.31
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           15,669.12
          Aggregate Payahead Balance                                                                       20,860.91
          Aggregate Payahead Balance for preceding Distribution Date                                       17,605.88
          Interest Earned on Payahead Balances                                                                 76.07
          Scheduled Payments due in Collection Period                                                   1,700,062.03
          Scheduled Payments collected in Collection Period                                             1,528,634.83
          Aggregate Amount of Realized Losses for preceding Distribution Date                             467,689.31

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    361.51
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                154   1,725,000.00
          60+ days delinquent                                                                                    164   1,759,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             3,484,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          530,842.97
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.56%
          Delinquency Ratio for third preceding Determination Date                                              6.55%

          Cumulative Defaults for preceding Determination Date                                         13,774,544.82

          Cumulative Net Losses for preceding Determination Date                                       10,764,284.41

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,959,235.83
                          Liquidation Proceeds                                                            182,667.45
                          Recoveries                                                                       76,415.47
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,218,318.75

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       837,750.54
                          Prepayments in full allocable to principal                                      430,601.00
                          Principal Balance of Liquidated Receivables                                     650,356.76
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,918,708.30

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,918,708.30
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,822,772.89
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,822,772.89

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           41,745,424.07
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  219,163.48

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,918,708.30
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  95,935.42

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,750,151.83
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          23,261.70

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,218,318.75
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,041,936.37
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 23,261.70
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  95,935.42
                   Class B Principal Carryover Shortfall                                                  553,024.23
                   Trustee distributions                                                                      910.79
                   Standby Servicer distributions                                                           2,929.50
                   Servicer distributions                                                                  88,906.71
                   Collateral Agent distributions                                                             556.19
                   Reimbursement Obligations                                                               11,644.11
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                553,024.23
                                                                                                      ---------------
                                                                                                          553,024.23

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     2,929.50
            Servicing Fee (2.0%)                                           73,237.59
            Additional Servicing Fee Amounts
             (late fees, prepayment charges, etc.)                         15,669.12
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       549.28
            Trustee's out-of-pocket expenses                                  361.51
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              556.19
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior
             Collection Periods                                                 0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         219,163.48
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         219,163.48
  (viii)(A) Class B Coupon Interest - Unadjusted                           23,261.70
            Class B Interest Carryover Shortfall - Previous
             Month(s)                                                           0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 23,261.70
  (v)(B)    Class A Principal Distributable Amount - Current
             Month                                                      1,822,772.89
            Class A Principal Carryover Shortfall - Previous
             Month(s)                                                           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       1,822,772.89
  (vi)      Certificate Insurer Premium                                    11,644.11
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate
             Insurer                                                            0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current
             Month Unadjusted                                              95,935.42
            Class B Principal Carryover Shortfall - Previous
             Month(s)                                                     553,024.23
            Current Month Class B Principal Shortfall                    (600,786.26)
            Adjusted Class B Principal Distributable Amount                48,173.39
       (C)  Excess Interest Amount for Deposit in Spread Account                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                41,745,424.07
                   Class A Principal Distributions                                                      1,822,772.89
          Class A End of Period Principal Balance                                                      39,922,651.19

          Class B Beginning of Period Principal Balance                                                 2,750,151.83
                   Class B Principal Distributable Amount                                                  48,173.39
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,701,978.44
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,701,978.44

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,218,318.75
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    312,466.67
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,905,852.08

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,905,852.08
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     23,261.70
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,882,590.38

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,882,590.38
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,822,772.89
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           59,817.50

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       59,817.50
     (vi) Certificate Insurer Premium                                                                      11,644.11
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           48,173.39

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        48,173.39
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           95,935.42
     (iii)Prior month(s) carryover shortfalls                                                             553,024.23
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (600,786.26)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (600,786.26)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,484,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,484,000.00

                          Aggregate Gross Principal Balance as of the close of                         47,927,935.44
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.27%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.27%
                          Delinquency Ratio for second preceding Determination Date                             6.56%
                          Delinquency Ratio for third preceding Determination Date                              6.55%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.79%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 13,774,544.82
                                 Current Period Defaulted Receivables                                     530,842.97
                                                                                                      ---------------
                                 Total                                                                 14,305,387.79

                                 Cumulative Defaulted Receivables                                      14,305,387.79
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    15.41%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          650,356.76

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (259,082.92)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   391,273.84
                                 Cumulative Previous Net Losses                                        10,764,284.41
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,155,558.25
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   12.01%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      33.80
          Weighted Average Annual Percentage Rate                                                              20.47%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       4,242,462.96
                          15% of Outstanding Certificate Balance                                                       6,393,694.44
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          11,976,795.36

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             42,624,629.63
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                               11,976,795.36
          Beginning of Period Spread Account Balance                                                    5,966,175.31
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                                6,010,620.05
          Earnings on Spread Account Balance                                                               28,802.90
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,994,978.21



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,368,837.98

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $282,591.31

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,086,246.67

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $24.37

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.91

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $21.46

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $32,257.42

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $32,257.42

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

         (j)       Scheduled Payments due in such Collection Period                                    $1,984,934.20

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,784,144.51

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $54,497,319.66

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $53,006,009.88

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9726352

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $107,760.63

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,633.15

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.11

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $23,743.08

         (b)       Distributions (to) from Collection Account                                                $180.24
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $284.95

         (d)       Ending Payahead Account Balance                                                        $24,208.27

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $14,905,862.10
                               Spread Account Balance                                                  $7,027,176.04

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                    $2,022.51

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $14,491.81

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $615,110.95

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            221
                               Aggregate Gross Amount                                                  $2,468,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            183
                               Aggregate Gross Amount                                                  $2,122,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            7.69%

         (b)       Average Delinquency Ratio                                                                    7.14%

         (c)       Cumulative Default Ratio                                                                    15.24%

         (d)       Cumulative Net Loss Ratio                                                                   11.65%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,535,714.21
     Lock Box NSF Items:                                                                                  (49,071.18)
     Transfers from (to) Payahead Account:                                                                   (180.24)
     Collection Account Interest                                                                            9,988.58
     Payahead Account Interest                                                                                284.95
     Total Collection Proceeds:                                                                         2,496,736.32
     For Distribution Date:                                                                                 12/15/98
     For Determination Date:                                                                                 12/8/98
     For Collection Period:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  54,497,319.66
                                  Principal portion of payments collected (non-prepayments)                              963,540.99
                                  Prepayments in full allocable to principal                                             422,623.00
                          Collections allocable to principal                                            1,386,163.99
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     194,774.19
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,580,938.18

                    Realized Losses                                                                       615,110.95
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     52,301,270.53

          INTEREST
                                  Collections allocable to interest                                       820,603.52
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods                95,194.62
                                                                                                      ---------------
                      Total Interest                                                                      915,798.14

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                51,772,453.67
          Beginning of Period Class B Principal Balance                                                 3,319,802.88

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,025,153.53
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           16,931.76
          Aggregate Payahead Balance                                                                       23,923.32
          Aggregate Payahead Balance for preceding Distribution Date                                       23,743.08
          Interest Earned on Payahead Balances                                                                284.95
          Scheduled Payments due in Collection Period                                                   1,984,934.20
          Scheduled Payments collected in Collection Period                                             1,784,144.51
          Aggregate Amount of Realized Losses for preceding Distribution Date                             615,110.95

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    425.78
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                221    2,468,000.00
          60+ days delinquent                                                                                    183    2,122,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     4,590,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               579,790.85

          Delinquency Ratio for second preceding Determination Date                                             6.90%
          Delinquency Ratio for third preceding Determination Date                                              6.82%

          Cumulative Defaults for preceding Determination Date                                         15,016,107.60

          Cumulative Net Losses for preceding Determination Date                                       11,396,921.27

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,206,767.51
                          Liquidation Proceeds                                                            194,774.19
                          Recoveries                                                                       95,194.62
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,496,736.32

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       963,540.99
                          Prepayments in full allocable to principal                                      422,623.00
                          Principal Balance of Liquidated Receivables                                     809,885.14
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,196,049.13

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,196,049.13
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,086,246.67
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,086,246.67

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        51,772,453.67
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               282,591.31

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,196,049.13
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              109,802.46

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         3,319,802.88
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       32,257.42

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,496,736.32
                      minus
                      Class A Principal and Interest Distributable Amount                               2,368,837.98
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              32,257.42
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              109,802.46
                      Class B Principal Carryover Shortfall                                               594,936.89
                      Trustee distributions                                                                 1,107.00
                      Standby Servicer distributions                                                        3,633.15
                      Servicer distributions                                                              107,760.63
                      Collateral Agent distributions                                                          688.65
                      Reimbursement Obligations                                                            14,491.81
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                594,936.89
                                                                                                      ---------------
                                                                                                          594,936.89

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     3,633.15
            Servicing Fee (2.0%)                                           90,828.87
            Additional Servicing Fee Amounts
              (late fees, prepayment charges, etc.)                        16,931.76
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       681.22
            Trustee's out-of-pocket expenses                                  425.78
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection
              Periods                                                           0.00
  (iv)      Collateral Agent Fee                                              688.65
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         282,591.31
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         282,591.31
  (viii)(A) Class B Coupon Interest - Unadjusted                           32,257.42
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 32,257.42
  (v)(B)    Class A Principal Distributable Amount - Current Month      2,086,246.67
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                     (17,548.51)
            Withdrawal from Spread Account to Cover Shortfall              17,548.51
            Class A Principal Distribution Amount                       2,086,246.67
  (vi)      Certificate Insurer Premium                                    14,491.81
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
              Unadjusted                                                  109,802.46
            Class B Principal Carryover Shortfall - Previous Month(s)     594,936.89
            Current Month Class B Principal Shortfall                    (704,739.35)
            Adjusted Class B Principal Distributable Amount                     0.00
       (C)  Excess Interest Amount for Deposit in Spread Account          (32,040.32)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               51,772,453.67
                       Class A Principal Distributions                                                  2,086,246.67
           Class A End of Period Principal Balance                                                     49,686,207.00

           Class B Beginning of Period Principal Balance                                                3,319,802.88
                       Class B Principal Distributable Amount                                                   0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,319,802.88
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,319,802.88

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,496,736.32
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     395,780.74
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,100,955.58

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,100,955.58
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      32,257.42
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,068,698.16

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,068,698.16
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,086,246.67
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                17,548.51
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                            0.00
     (vi) Certificate Insurer Premium                                                                      14,491.81
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                               (14,491.81)
          Withdrawal from Spread Account to Cover Deficiency                                               14,491.81
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                             0.00
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          109,802.46
     (iii)Prior month(s) carryover shortfalls                                                             594,936.89
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (704,739.35)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (704,739.35)
CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               4,590,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  4,590,000.00

                          Aggregate Gross Principal Balance as of the close of                         59,708,675.73
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.69%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  7.69%
                          Delinquency Ratio for second preceding Determination Date                             6.90%
                          Delinquency Ratio for third preceding Determination Date                              6.82%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    7.14%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 15,016,107.60
                                 Current Period Defaulted Receivables                                     579,790.85
                                                                                                      ---------------
                                 Total                                                                 15,595,898.45

                                 Cumulative Defaulted Receivables                                      15,595,898.45
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    15.24%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 809,885.14

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (289,968.81)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   519,916.33
                                 Cumulative Previous Net Losses                                        11,396,921.27
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,916,837.60
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   11.65%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      36.62
          Weighted Average Annual Percentage Rate                                                              20.51%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                5,300,600.99
                                  15% of Outstanding Certificate Balance                                                7,950,901.48
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                               Y-WAIVED
                                                                                                                     ---------------
                      Cap Amount                                                                       14,905,862.10

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      53,006,009.88
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               14,905,862.10
          Beginning of Period Spread Account Balance                                                    7,025,153.53
          Spread Account Deposit (Withdrawal) from Current Distributions                                  (32,040.32)
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                                7,912,748.89
          Earnings on Spread Account Balance                                                               34,062.83
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,027,176.04



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,947,250.19

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $378,846.53

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,568,403.66

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $25.99

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.34

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.65

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $111,091.64

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $40,580.99

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $70,510.65

         (j)       Scheduled Payments due in such Collection Period                                    $2,494,208.72

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $2,301,524.23

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $71,961,351.06

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $69,981,116.62

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9724820

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $141,646.02

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,797.42

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.25

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $22,208.20

         (b)       Distributions (to) from Collection Account                                              $5,370.44
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                       $98.18

         (d)       Ending Payahead Account Balance                                                        $27,676.82

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $10,497,167.49
                          Spread Account Balance                                                       $9,103,390.57

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                  $43,991.38

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $19,190.17

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $689,204.45

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 237
                          Aggregate Gross Amount                                                       $2,773,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 210
                          Aggregate Gross Amount                                                       $2,598,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            6.85%

         (b)       Average Delinquency Ratio                                                                    6.65%

         (c)       Cumulative Default Ratio                                                                    12.58%

         (d)       Cumulative Net Loss Ratio                                                                    9.47%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                       No(a)

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,248,150.77
     LOCK BOX NSF ITEMS:                                                                                  (28,424.50)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (5,370.44)
     COLLECTION ACCOUNT INTEREST                                                                           11,877.67
     PAYAHEAD ACCOUNT INTEREST                                                                                 98.18
     TOTAL COLLECTION PROCEEDS:                                                                         3,226,331.68
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   71,961,351.06
                                 Principal portion of payments collected (non-prepayments)                              1,167,202.81
                                 Prepayments in full allocable to principal                                               570,404.00
                            Collections allocable to principal                                          1,737,606.81
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   276,771.54
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    2,014,378.35

                     Realized Losses                                                                      689,204.45
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      69,257,768.26

         INTEREST
                            Collections allocable to interest                                           1,134,321.42
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                      77,631.91
                                                                                                      ---------------
                     Total Interest                                                                     1,211,953.33

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 68,363,283.52
         Beginning of Period Class B Principal Balance                                                  4,256,747.40

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,059,399.19
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            21,710.43
         Aggregate Payahead Balance                                                                        27,578.64
         Aggregate Payahead Balance for preceding Distribution Date                                        22,208.20
         Interest Earned on Payahead Balances                                                                  98.18
         Scheduled Payments due in Collection Period                                                    2,494,208.72
         Scheduled Payments collected in Collection Period                                              2,301,524.23
         Aggregate Amount of Realized Losses for preceding Distribution Date                              689,204.45

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                     548.97
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 237    2,773,000.00
         60+ days delinquent                                                                                     210    2,598,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      5,371,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    847,199.81

         Delinquency Ratio for second preceding Determination Date                                              6.26%
         Delinquency Ratio for third preceding Determination Date                                               6.83%

         Cumulative Defaults for preceding Determination Date                                          14,167,308.36

         Cumulative Net Losses for preceding Determination Date                                        10,690,022.04

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          2,871,928.23
                              Liquidation Proceeds                                                        276,771.54
                              Recoveries                                                                   77,631.91
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    3,226,331.68

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,167,202.81
                              Prepayments in full allocable to principal                                  570,404.00
                              Principal Balance of Liquidated Receivables                                 965,975.99
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   2,703,582.80

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   2,703,582.80
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        2,568,403.66
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,568,403.66

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       68,363,283.52
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              378,846.53

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   2,703,582.80
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             135,179.14

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        4,256,747.40
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      40,580.99

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        3,226,331.68
                       minus
                       Class A Principal and Interest Distributable Amount                              2,947,250.19
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             40,580.99
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             135,179.14
                       Class B Principal Carryover Shortfall                                              658,679.86
                       Trustee distributions                                                                1,448.49
                       Standby Servicer distributions                                                       4,797.42
                       Servicer distributions                                                             141,646.02
                       Collateral Agent distributions                                                         907.75
                       Reimbursement Obligations                                                           19,190.17
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                658,679.86
                                                                                                      ---------------
                                                                                                          658,679.86

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     4,797.42
            Servicing Fee (2.0%)                                          119,935.59
            Additional Servicing Fee Amounts (late fees, prepayment
              charges, etc.)                                               21,710.43
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       899.52
            Trustee's out-of-pocket expenses                                  548.97
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection
              Periods                                                           0.00
  (iv)      Collateral Agent Fee                                              907.75
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         378,846.53
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         378,846.53
  (viii)(A) Class B Coupon Interest - Unadjusted                           40,580.99
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 40,580.99
  (v)(B)    Class A Principal Distributable Amount - Current Month      2,568,403.66
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       2,568,403.66
  (vi)      Certificate Insurer Premium                                    19,190.17
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
              Unadjusted                                                  135,179.14
            Class B Principal Carryover Shortfall - Previous Month(s)     658,679.86
            Current Month Class B Principal Shortfall                    (723,348.35)
            Adjusted Class B Principal Distributable Amount                70,510.65
       (C)  Excess Interest (Shortage) Amount for Deposit to
              (withdrawal from) Spread Account                                  0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               68,363,283.52
                       Class A Principal Distributions                                                  2,568,403.66
           Class A End of Period Principal Balance                                                     65,794,879.86

           Class B Beginning of Period Principal Balance                                                4,256,747.40
                       Class B Principal Distributable Amount                                              70,510.65
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,186,236.75
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,186,236.75

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,226,331.68
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    527,646.21
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,698,685.47

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,698,685.47
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     40,580.99
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,658,104.48

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,658,104.48
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,568,403.66
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          89,700.82

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      89,700.82
     (vi)  Certificate Insurer Premium                                                                     19,190.17
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                          70,510.65

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       70,510.65
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         135,179.14
     (iii) Prior month(s) carryover shortfalls                                                            658,679.86
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (723,348.35)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (723,348.35)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,371,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  5,371,000.00

                          Aggregate Gross Principal Balance as of the close of                         78,433,279.31
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.85%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.85%
                          Delinquency Ratio for second preceding Determination Date                             6.26%
                          Delinquency Ratio for third preceding Determination Date                              6.83%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.65%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 14,167,308.36
                                 Current Period Defaulted Receivables                                     847,199.81
                                                                                                      ---------------
                                 Total                                                                 15,014,508.17

                                 Cumulative Defaulted Receivables                                      15,014,508.17
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    12.58%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 965,975.99

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (354,403.45)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   611,572.54
                                 Cumulative Previous Net Losses                                        10,690,022.04
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,301,594.58
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                    9.47%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     39.07
           Weighted Average Annual Percentage Rate                                                             20.45%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     6,298,300.50
                              15% of Outstanding Certificate Balance                                                   10,497,167.49
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                       N(a)
                                                                                                                     ---------------
                       Cap Amount                                                                      10,497,167.49

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          69,981,116.62
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                              10,497,167.49
           Beginning of Period Spread Account Balance                                                   9,059,399.19
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               1,437,768.30
           Earnings on Spread Account Balance                                                              43,991.38
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,103,390.57


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------


(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3 and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,632,096.84

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $135,001.72

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,497,095.12

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $44.93

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.67

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $43.26

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $166,906.82

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $23,031.51

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $143,875.31

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $166,906.82

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $23,031.51

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                   $143,875.31

          (s)      Scheduled Payments due in such Collection Period                                    $3,306,260.81

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $3,129,065.56

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                               $100,405,320.65

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $89,631,068.14

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $87,179,844.16

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8682791

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,451,223.97

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0244133

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $191,303.20

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,020.27

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.37

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($37,165.00)

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                              ($37,165.00)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $28,968,707.69
                          Spread Account Balance                                                       $3,058,571.86

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $14,472.74

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $24,712.51

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,019,003.29

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 363
                          Aggregate Gross Amount                                                       $4,389,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 305
                          Aggregate Gross Amount                                                       $3,790,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            7.51%

          (b)      Average Delinquency Ratio                                                                    6.91%

          (c)      Cumulative Default Ratio                                                                    10.92%

          (d)      Cumulative Net Loss Ratio                                                                    7.91%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                              YES
     DEFICIENCY CLAIM AMOUNT                                                                              (74,329.99)

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         4,563,819.46
     LOCK BOX NSF ITEMS:                                                                                  (63,107.72)
     TOTAL COLLECTION PROCEEDS:                                                                         4,500,711.74
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 100,405,320.65
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       100,405,320.65
                                  Principal portion of payments collected (non-prepayments)                            1,568,058.94
                                  Prepayments in full allocable to principal                                             805,927.00
                          Collections allocable to principal                                            2,373,985.94
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     449,972.44
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,823,958.38

                   Realized Losses                                                                      1,019,003.29
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     95,562,358.98

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,561,006.62
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       115,746.74
                                                                                                      ---------------
                   Total Interest                                                                       1,676,753.36

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              26,557,715.31
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,595,099.28
          Beginning of Period Certificate Balance                                                       2,595,099.28

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,044,099.12
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           23,961.00
          Scheduled Payments due in Collection Period                                                   3,306,260.81
          Scheduled Payments collected in Collection Period                                             3,129,065.56
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,019,003.29

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    184.33
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                363   4,389,000.00
          60+ days delinquent                                                                                    305   3,790,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        8,179,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  941,833.59

          Delinquency Ratio for second preceding Determination Date                                             6.49%
          Delinquency Ratio for third preceding Determination Date                                              6.72%

          Cumulative Defaults for preceding Determination Date                                         15,441,427.02

          Cumulative Net Losses for preceding Determination Date                                       10,964,457.04

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.5376%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.0376%
          divided by 360                                                                                      0.0112%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,934,992.56
                           Liquidation Proceeds                                                           449,972.44
                           Recoveries                                                                     115,746.74
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                 586.78
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  275.77
                           Investment earnings from Collection Account                                     15,039.88
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     4,516,614.17

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,568,058.94
                          Prepayments in full allocable to principal                                      805,927.00
                          Principal Balance of Liquidated Receivables                                   1,468,975.73
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,842,961.67

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    96,562,358.98
                                                                                                      ---------------
                                                                                                       86,906,123.08


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    66.0%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,842,961.67
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,497,095.12
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,497,095.12

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  26,557,715.31
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  135,001.72

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       3,842,961.67
                   Times Class B Percentage                                                                      2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  96,074.04

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       3,842,961.67
                   Times Certificate Percentage                                                                  2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                              96,074.04

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,595,099.28
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          23,031.51

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,595,099.28
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     23,031.51

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            4,516,614.17
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,632,096.84
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 23,031.51
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  96,074.04
                   Class B Principal Carryover Shortfall                                                  169,932.53
                   Trustee distributions                                                                    1,021.04
                   Standby Servicer distributions                                                           5,020.27
                   Servicer distributions                                                                 191,303.20
                   Collateral Agent distributions                                                             778.47
                   Reimbursement Obligations                                                               24,712.51
                                                                                                      ---------------
                                                                                                          372,643.76

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                               169,932.53
                                                                                                      ---------------
                                                                                                          169,932.53

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)      Standby Fee                                                      5,020.37
           Servicing Fee (2.0%)                                           167,342.20
           Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                23,961.00
           Unpaid Standby Fee from prior Collection Periods                     0.00
           Unpaid Servicing Fee from prior Collection Periods                   0.00
  (ii)     Transition Expenses to Standby Servicer                              0.00
  (iii)    Indenture Trustee Fee                                              836.71
           Indenture Trustee's out-of-pocket expenses                         184.33
           Unpaid Indenture Trustee Fee from prior Collection Periods           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior
             Collection Periods                                                 0.00
           Owner Trustee Fee                                                    0.00
           Owner Trustee's out-of-pocket expenses                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior
             Collection Periods                                                 0.00
  (iv)     Collateral Agent Fee                                               778.47
           Collateral Agent Expenses                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month        135,001.72
           Prior Month(s) Class A-1 Interest Carryover Shortfall                0.00
           Class A-1 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                 0.00
           Class A-1 Interest Distributable Amount                        135,001.72
     (B)   Class A-2 Interest Distributable Amount - Current Month        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                0.00
           Class A-2 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                 0.00
           Class A-2 Interest Distributable Amount                        327,868.20
  (vi)(A)  Class B Note Interest - Unadjusted                              23,031.51
           Class B Note Interest Carryover Shortfall - Previous Month(s)        0.00
           Interest on B Interest Shortfall - Previous Month(s)                 0.00
           Interest on B Interest Carryover from Prior Months                   0.00
           Current Month Class B Interest Shortfall                             0.00
           Adjusted Class B Note Interest Distributable Amount             23,031.51
      (B)  Certificate Interest - Unadjusted                               23,031.51
           Certificate Interest Carryover Shortfall - Previous Month(s)         0.00
           Interest on Certificate Interest Shortfall - Previous Month(s)       0.00
           Interest on Certificate Interest Carryover from Prior Months         0.00
           Current Month Certificate Interest Shortfall                         0.00
           Adjusted Certificate Interest Distributable Amount              23,031.51
  (vii)    Class A Principal Distributable Amount - Current Month       3,497,095.12
           Class A Principal Carryover Shortfall - Previous Month(s)            0.00
           Current Month Class A Principal Shortfall                            0.00
           Withdrawal from Spread Account to Cover Shortfall                    0.00
           Class A Principal Distribution Amount to Class A-1           3,497,095.12
           Class A Principal Distribution Amount to Class A-2                   0.00
  (viii)   Note Insurer Premium                                            24,712.51
           Note Insurer Premium Supplement                                      0.00
           Other Reimbursement Obligations to Note Insurer                      0.00
  (ix)     Transition Expenses to successor Servicer                            0.00
  (x)      Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    96,074.04
           Class B Principal Carryover Shortfall - Previous Month(s)       84,966.27
           Current Month Class B Principal Shortfall                      (37,165.00)
           Adjusted Class B Principal Distributable Amount                143,875.31
           Certificate Principal Distributable Amount - Current Month
             Unadjusted                                                    96,074.04
           Certificate Principal Carryover Shortfall - Previous Month(s)   84,966.27
           Current Month Certificate Principal Shortfall                  (37,165.00)
           Adjusted Certificate Principal Distributable Amount            143,875.31
  (xi)     Until the Target Payment Date, remaining amount to Class A
             Noteholders                                                        0.00
           Amount to Class A-1 Noteholders                                      0.00
           Amount to Class A-2 Noteholders                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.       0.00
           Spread Account withdrawal for deficiencies                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                              26,557,715.31
                    Class A-1 Principal Distributions                                                   3,497,095.12
           Class A-1 End of Period Principal Amount (prior to turbo)                                   23,060,620.19
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                    23,060,620.19

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 2,595,099.28
                    Class B Principal Distributable Amount                                                143,875.31
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   2,451,223.97
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    2,451,223.97

           Certificate Beginning of Period Principal Amount                                             2,595,099.28
                    Certificate Principal Distributable Amount                                            143,875.31
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               2,451,223.97
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                2,451,223.97

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          4,516,614.17
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    333,124.70
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,183,489.47

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           4,183,489.47
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,855,621.27

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) A                          3,855,621.27
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) A                            23,031.51
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,832,589.76

CLASS B CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                    3,832,589.76
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     23,031.51
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,809,558.25

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,809,558.25
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,497,095.12
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         312,463.13

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            312,463.13
     (vi)  Note Insurer Premium                                                                            24,712.51
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         287,750.62

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      287,750.62
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                         192,148.08
     (iii) Prior month(s) carryover shortfalls                                                            169,932.53
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                (37,165.00)
           Amount Remaining for Further Distribution/ B Certificates (Deficiency)                         (37,165.00)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (74,329.99)



CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             8,179,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                8,179,000.00

                           Aggregate Gross Principal Balance as of the close of                       108,889,003.68
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           7.51%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 7.51%
                           Delinquency Ratio for second preceding Determination Date                            6.49%
                           Delinquency Ratio for third preceding Determination Date                             6.72%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   6.91%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               15,441,427.02
                                   Current Period Defaulted Receivables                                   941,833.59
                                                                                                      ---------------
                                   Total                                                               16,383,260.61

                                   Cumulative Defaulted Receivables                                    16,383,260.61
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   10.92%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,468,975.73

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (565,719.18)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 903,256.55
                                   Cumulative Previous Net Losses                                      10,964,457.04
                                                                                                      ---------------
                                   Cumulative Net Losses                                               11,867,713.59
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                   7.91%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     41.76
           Weighted Average Annual Percentage Rate                                                             20.39%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 96,562,358.98
                           minus the Securities Balance                                                89,631,068.14
                                                                                                      ---------------
                                                                                                        6,931,290.84
                           divided by the Aggregate Principal Balance                                           7.18%

           Floor OC Percent
                    Aggregate Principal Balance                                                        96,562,358.98
                    minus the Securities Balance                                                       89,631,068.14
                                                                                                      ---------------
                                                                                                        6,931,290.84
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                4.62%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    89,631,068.14
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               1.82%
                                    if a Trigger Event, 15% minus the OC Percent                                               7.82%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     22.82%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                              96,562,358.98
                                                                                                      ---------------
                                                                                                       28,968,707.69
           Requisite Amount                                                                            28,968,707.69

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              28,968,707.69
           Beginning of Period Spread Account Balance                                                   3,044,099.12
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              25,924,608.57
           Earnings on Spread Account Balance                                                              14,472.74
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,058,571.86




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,570,645.08

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $109,608.17

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,461,036.91

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $47.38

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.02

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $45.36

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $169,274.13

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $34,052.32

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $135,221.81

          (p)      Scheduled Payments due in such Collection Period                                    $2,467,837.10

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,259,977.24

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $77,172,403.69

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $69,238,791.85

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $65,515,393.47

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8489485

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,723,398.38

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0482478

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $148,333.16

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,858.62

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.73

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $22,340,390.26
                          Spread Account Balance                                                       $2,539,648.09

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $198,201.63

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $19,108.66

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $570,112.59

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 246
                          Aggregate Gross Amount                                                       $3,003,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 202
                          Aggregate Gross Amount                                                       $2,546,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.62%

          (b)      Average Delinquency Ratio                                                                    5.96%

          (c)      Cumulative Default Ratio                                                                     8.41%

          (d)      Cumulative Net Loss Ratio                                                                    5.64%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,368,998.04
     LOCK BOX NSF ITEMS:                                                                                  (37,815.97)
     TOTAL COLLECTION PROCEEDS:                                                                         3,331,182.07
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  77,172,403.69
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        77,172,403.69
                                  Principal portion of payments collected (non-prepayments)                            1,130,319.47
                                  Prepayments in full allocable to principal                                             707,858.00
                          Collections allocable to principal                                            1,838,177.47
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     296,146.10
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,134,323.57

                   Realized Losses                                                                        570,112.59
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     74,467,967.53

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                            $1,129,657.77
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        67,200.73
                                                                                                      ---------------
                   Total Interest                                                                      $1,196,858.50

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              21,668,831.78
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             3,858,620.19

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,341,446.46
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           19,712.49
          Scheduled Payments due in Collection Period                                                   2,467,837.10
          Scheduled Payments collected in Collection Period                                             2,259,977.24
          Aggregate Amount of Realized Losses for preceding Distribution Date                             570,112.59

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    141.71
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                246   3,003,000.00
          60+ days delinquent                                                                                    202   2,546,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        5,549,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  964,166.86

          Delinquency Ratio for second preceding Determination Date                                             5.44%
          Delinquency Ratio for third preceding Determination Date                                              5.82%

          Cumulative Defaults for preceding Determination Date                                          7,941,992.10

          Cumulative Net Losses for preceding Determination Date                                        5,470,894.59

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,967,835.24
                           Liquidation Proceeds                                                           296,146.10
                           Recoveries                                                                      67,200.73
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                     12,162.45
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,343,344.52

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,130,319.47
                          Prepayments in full allocable to principal                                      707,858.00
                          Principal Balance of Liquidated Receivables                                     866,258.69
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,704,436.16

          Class A Target Amount
                       90%                                                                                       90%
                   times Aggregate Principal Balance of Receivables                                    74,467,967.53
                                                                                                      ---------------
                                                                                                       67,021,170.78

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    64.5%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,704,436.16
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,461,036.91
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,461,036.91

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  21,668,831.78
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  109,608.17

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,704,436.16
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 135,221.81

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,343,344.52
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,813,759.97
                   Beginning of Period Principal Balance of the Certificates                            3,858,620.19
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      34,052.32
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 34,052.32
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 135,221.81
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      784.81
                   Standby Servicer distributions                                                           3,858.62
                   Servicer distributions                                                                 148,333.16
                   Collateral Agent distributions                                                             598.63
                   Reimbursement Obligations                                                               19,108.66
                                                                                                      ---------------
                                                                                                          187,626.55

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)      Standby Fee                                                      3,858.62
           Servicing Fee (2.0%)                                           128,620.67
           Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                19,712.49
           Unpaid Standby Fee from prior Collection Periods                     0.00
           Unpaid Servicing Fee from prior Collection Periods                   0.00
  (ii)     Transition Expenses to Standby Servicer                              0.00
  (iii)    Indenture Trustee Fee                                              643.10
           Indenture Trustee's out-of-pocket expenses                         141.71
           Unpaid Indenture Trustee Fee from prior Collection Periods           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior
             Collection Periods                                                 0.00
           Owner Trustee Fee                                                    0.00
           Owner Trustee's out-of-pocket expenses                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods  0.00
  (iv)     Collateral Agent Fee                                               598.63
           Collateral Agent Expenses                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods           0.00
           Unpaid Collateral Agent Expenses from prior Collection
            Periods                                                             0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month        109,608.17
           Prior Month(s) Class A-1 Interest Carryover Shortfall                0.00
           Class A-1 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                 0.00
           Class A-1 Interest Distributable Amount                        109,608.17
     (B)   Class A-2 Interest Distributable Amount - Current Month        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                0.00
           Class A-2 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                 0.00
           Class A-2 Interest Distributable Amount                        243,114.89
  (vi)(A)  Certificate Note Interest - Unadjusted                          34,052.32
           Certificate Note Interest Carryover Shortfall - Previous
            Month(s)                                                            0.00
           Interest on B Interest Shortfall - Previous Month(s)                 0.00
           Interest on B Interest Carryover from Prior Months                   0.00
           Current Month Certificate Interest Shortfall                         0.00
           Adjusted Certificate Note Interest Distributable Amount         34,052.32
  (vii)    Class A Principal Distributable Amount - Current Month       2,461,036.91
           Class A Principal Carryover Shortfall - Previous Month(s)            0.00
           Current Month Class A Principal Shortfall                            0.00
           Withdrawal from Spread Account to Cover Shortfall                    0.00
           Class A Principal Distribution Amount to Class A-1           2,461,036.91
           Class A Principal Distribution Amount to Class A-2                   0.00
  (viii)   Note Insurer Premium                                            19,108.66
           Note Insurer Premium Supplement                                      0.00
           Other Reimbursement Obligations to Note Insurer                      0.00
  (ix)     Transition Expenses to successor Servicer                            0.00
  (x)      Certificate Principal Distributable Amount - Current
             Month Unadjusted                                             135,221.81
           Certificate Principal Carryover Shortfall - Previous Month(s)        0.00
           Current Month Certificate Principal Shortfall                        0.00
           Adjusted Certificate Principal Distributable Amount            135,221.81
  (xi)     Until the Target Payment Date, remaining amount to Class A
             Noteholders                                                        0.00
           Amount to Class A-1 Noteholders                                      0.00
           Amount to Class A-2 Noteholders                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct. 187,626.55
           Spread Account Withdrawal to cover deficiencies                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                 21,668,831.78
                 Class A-1 Principal Distributions                                                      2,461,036.91
        Class A-1 End of Period Principal Amount (prior to turbo)                                      19,207,794.87
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                       19,207,794.87

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                3,858,620.19
                 Certificate Principal Distributable Amount                                               135,221.81
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  3,723,398.38
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   3,723,398.38

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,343,344.52
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    506,298.28
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,837,046.24

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,837,046.24
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     34,052.32
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,802,993.92

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,802,993.92
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,461,036.91
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         341,957.01

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     341,957.01
     (vi)  Note Insurer Premium                                                                            19,108.66
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         322,848.36

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      322,848.36
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        135,221.81
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              187,626.55
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                187,626.55

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             5,549,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                5,549,000.00

                           Aggregate Gross Principal Balance as of the close of                        83,769,823.81
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           6.62%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 6.62%
                           Delinquency Ratio for second preceding Determination Date                            5.44%
                           Delinquency Ratio for third preceding Determination Date                             5.82%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   5.96%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables                7,941,992.10
                                   Current Period Defaulted Receivables                                   964,166.86
                                                                                                      ---------------
                                   Total                                                                8,906,158.96

                                   Cumulative Defaulted Receivables                                     8,906,158.96
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                    8.41%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                        866,258.69

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (363,346.83)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 502,911.86
                                   Cumulative Previous Net Losses                                       5,470,894.59
                                                                                                      ---------------
                                   Cumulative Net Losses                                                5,973,806.45
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   5.64%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     43.80
           Weighted Average Annual Percentage Rate                                                             20.30%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 74,467,967.53
                           minus the Securities Balance                                                69,238,791.85
                                                                                                      ---------------
                                                                                                        5,229,175.68
                           divided by the Aggregate Principal Balance                                           7.02%

           Floor OC Percent
                    Aggregate Principal Balance                                                        74,467,967.53
                    minus the Securities Balance                                                       69,238,791.85
                                                                                                      ---------------
                                                                                                        5,229,175.68
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                4.94%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     69,238,791.85
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                1.98%
                                   if a Trigger Event, 15% minus the OC Percent                                                7.98%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      22.98%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               74,467,967.53
                                                                                                      ---------------
                                                                                                       22,340,390.26
                    Requisite Amount                                                                   22,340,390.26

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              22,340,390.26
           Beginning of Period Spread Account Balance                                                   2,341,446.46
           Spread Account Deposit (Withdrawal) from Current Distributions                                 187,626.55
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              19,811,317.25
           Earnings on Spread Account Balance                                                              10,575.08
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                2,539,648.09




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,407,121.54

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $155,631.44

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,251,490.10

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $43.18

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.79

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $40.39

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $156,029.02

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $32,320.77

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $123,708.25

          (p)      Scheduled Payments due in such Collection Period                                    $2,304,689.15

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,024,175.73

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $73,606,093.53

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $66,309,601.65

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $62,757,013.57

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8526062

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,552,588.08

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0482649

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $139,950.50

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,680.30

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.51

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $21,339,578.58
                          Spread Account Balance                                                       $2,600,110.06

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $15,604.18

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $20,396.03

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $705,504.48

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 233
                          Aggregate Gross Amount                                                       $2,890,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 206
                          Aggregate Gross Amount                                                       $2,649,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.01%

          (b)      Average Delinquency Ratio                                                                    6.39%

          (c)      Cumulative Default Ratio                                                                     6.60%

          (d)      Cumulative Net Loss Ratio                                                                    4.50%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,943,954.29
     LOCK BOX NSF ITEMS:                                                                                  (35,091.60)
     TOTAL COLLECTION PROCEEDS:                                                                         2,908,862.69
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  73,606,093.53
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        73,606,093.53
                                 Principal portion of payments collected (non-prepayments)                               954,530.76
                                 Prepayments in full allocable to principal                                              504,375.00
                          Collections allocable to principal                                            1,458,905.76
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     309,754.70
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,768,660.46

                   Realized Losses                                                                        705,504.48
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     71,131,928.59


          INTEREST
                          Collections allocable to interest                                            $1,069,644.97
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        70,557.26
                                                                                                      ---------------
                   Total Interest                                                                      $1,140,202.23

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              29,833,503.66
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             3,676,296.33

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,584,505.88
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           17,273.68
          Scheduled Payments due in Collection Period                                                   2,304,689.15
          Scheduled Payments collected in Collection Period                                             2,024,175.73
          Aggregate Amount of Realized Losses for preceding Distribution Date                             705,504.48

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    156.44
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                233    2,890,000.00
          60+ days delinquent                                                                                    206    2,649,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             5,539,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          795,558.61
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.03%
          Delinquency Ratio for third preceding Determination Date                                              6.12%

          Cumulative Defaults for preceding Determination Date                                          5,517,554.72

          Cumulative Net Losses for preceding Determination Date                                        3,668,303.62

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,528,550.73
                          Liquidation Proceeds                                                            309,754.70
                          Recoveries                                                                       70,557.26
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                      10,938.45
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,919,801.14

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       954,530.76
                          Prepayments in full allocable to principal                                      504,375.00
                          Principal Balance of Liquidated Receivables                                   1,015,259.18
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,474,164.94

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    71,131,928.59
                                                                                                      --------------
                                                                                                       64,018,735.73

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                               Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     No
                   On or Prior to Target Payment Date                                                          95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                        91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                   51.2%
                                                                                                      ---------------
                                                                                                               91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,474,164.94
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,251,490.10
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,251,490.10

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  29,833,503.66
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  155,631.44

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,474,164.94
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 123,708.25

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            2,919,801.14
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,594,721.54
                   Beginning of Period Principal Balance of the Certificates                            3,676,296.33
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      32,320.77
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 32,320.77
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 123,708.25
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      769.82
                   Standby Servicer distributions                                                           3,680.30
                   Servicer distributions                                                                 139,950.50
                   Collateral Agent distributions                                                             572.37
                   Reimbursement Obligations                                                               20,396.03
                                                                                                      ---------------
                                                                                                            3,681.57

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):

                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        3,680.30
         Servicing Fee (2.0%)                                             122,676.82
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            17,273.68
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Indenture Trustee Fee                                                613.38
         Indenture Trustee's out-of-pocket expenses                           156.44
         Unpaid Indenture Trustee Fee from prior Collection Periods             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior
          Collection Periods                                                    0.00
         Owner Trustee Fee                                                      0.00
         Owner Trustee's out-of-pocket expenses                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                                 572.37
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month          155,631.44
         Prior Month(s) Class A-1 Interest Carryover Shortfall                  0.00
         Class A-1 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                   0.00
         Class A-1 Interest Distributable Amount                          155,631.44
     (B) Class A-2 Interest Distributable Amount - Current Month          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          187,600.00
  (vi)(A)Certificate Note Interest - Unadjusted                            32,320.77
         Certificate Note Interest Carryover Shortfall - Previous
          Month(s)                                                              0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on B Interest Carryover from Prior Months                     0.00
         Current Month Certificate Interest Shortfall                           0.00
         Adjusted Certificate Note Interest Distributable Amount           32,320.77
  (vii)  Class A Principal Distributable Amount - Current Month         2,251,490.10
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount to Class A-1             2,251,490.10
         Class A Principal Distribution Amount to Class A-2                     0.00
  (viii) Note Insurer Premium                                              20,396.03
         Note Insurer Premium Supplement                                        0.00
         Other Reimbursement Obligations to Note Insurer                        0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (x)    Certificate Principal Distributable Amount - Current
          Month Unadjusted                                                123,708.25
         Certificate Principal Carryover Shortfall - Previous Month(s)          0.00
         Current Month Certificate Principal Shortfall                          0.00
         Adjusted Certificate Principal Distributable Amount              123,708.25
  (xi)   Until the Target Payment Date, remaining amount to Class A
          Noteholders                                                           0.00
         Amount to Class A-1 Noteholders                                        0.00
         Amount to Class A-2 Noteholders                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into
          Spread Acct.                                                      3,681.57
         Spread Account Withdrawal to cover deficiencies                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               29,833,503.66
                   Class A-1 Principal Distributions                                                    2,251,490.10
          Class A-1 End of Period Principal Amount (prior to turbo)                                    27,582,013.57
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     27,582,013.57

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              3,676,296.33
                   Certificate Principal Distributable Amount                                             123,708.25
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                3,552,588.08
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 3,552,588.08

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,919,801.14
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    488,204.43
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,431,596.71

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,431,596.71
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     32,320.77
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,399,275.94

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,399,275.94
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,251,490.10
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          147,785.84

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     147,785.84
     (vi) Note Insurer Premium                                                                             20,396.03
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          127,389.82

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      127,389.82
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         123,708.25
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                 3,681.57
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5.539,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  5,539,000.00

                          Aggregate Gross Principal Balance as of the close of                         78,980,046.42
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.01%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.01%
                          Delinquency Ratio for second preceding Determination Date                             6.03%
                          Delinquency Ratio for third preceding Determination Date                              6.12%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    6.39%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  5,517,554.72
                                 Current Period Defaulted Receivables                                     795,558.61
                                                                                                      ---------------
                                 Total                                                                  6,313,113.33

                                 Cumulative Defaulted Receivables                                       6,313,113.33
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                     6.60%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,015,259.18

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (380,311.96)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   634,947.22
                                 Cumulative Previous Net Losses                                         3,668,303.62
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  4,303,250.84
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    4.50%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      45.11
          Weighted Average Annual Percentage Rate                                                              20.22%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  71,131,928.59
                          minus the Securities Balance                                                 66,309,601.65
                                                                                                      ---------------
                                                                                                        4,822,326.94
                          divided by the Aggregate Principal Balance                                            6.78%

          Floor OC Percent
                   Aggregate Principal Balance                                                         71,131,928.59
                   minus the Securities Balance                                                        66,309,601.65
                                                                                                      ---------------
                                                                                                        4,822,326.94
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                5.04%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      66,309,601.65
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 2.2%
                                   if a Trigger Event, 15% minus the OC Percent                                                 8.2%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.2%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               71,131,928.59
                                                                                                      ---------------
                                                                                                       21,339,578.58
                          Requisite Amount                                                             21,339,578.58

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               21,339,578.58
          Beginning of Period Spread Account Balance                                                    2,584,505.88
          Spread Account Deposit (Withdrawal) from Current Distributions                                    3,681.57
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               18,751,391.13
          Earnings on Spread Account Balance                                                               11,922.61
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 2,600,110.06




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------




(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,359,924.47

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $758,627.84

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,601,296.63

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $30.18

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.27

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $25.91

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $288,996.28

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $68,788.46

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $220,207.82

           (j)     Scheduled Payments due in such Collection Period                                    $4,826,914.21

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $4,148,709.74

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $159,711,123.21

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $154,957,345.85

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9702352

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $300,829.33

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,327.32

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.69

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   1
                          Aggregate Purchase Amount                                                       $17,197.00

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $34,728.97

           (b)     Distributions (to) from Collection Account                                                $814.03
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $363.53

           (d)     Ending Payahead Account Balance                                                        $35,906.53

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $46,487,203.76
                          Spread Account Balance                                                      $21,397,808.25

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                  $101,256.15

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $50,267.46

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,213,601.79

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 439
                          Aggregate Gross Amount                                                       $5,634,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                424
                           Aggregate Gross Amount                                                      $5,544,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            6.49%

           (b)     Average Delinquency Ratio                                                                    5.90%

           (c)     Cumulative Default Ratio                                                                     3.99%

           (d)     Cumulative Net Loss Ratio                                                                    2.32%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,061,512.18
     LOCK BOX NSF ITEMS:                                                                                  (75,584.28)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                   (814.03)
     COLLECTION ACCOUNT INTEREST                                                                           21,820.57
     PAYAHEAD ACCOUNT INTEREST                                                                                363.53
     TOTAL COLLECTION PROCEEDS:                                                                         6,007,297.97
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 159,711,123.21
                                 Principal portion of payments collected (non-prepayments)                             1,866,498.70
                                 Prepayments in full allocable to principal                                            1,150,372.00
                          Collections allocable to principal                                            3,016,870.70
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     595,800.65
                          Purchase Amounts allocable to principal                                          17,197.00
                                                                                                      ---------------
                   Total Principal                                                                      3,629,868.35

                   Realized Losses                                                                      1,213,601.79
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    154,867,653.07

          INTEREST
                          Collections allocable to interest                                             2,282,211.04
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        95,218.58
                                                                                                      ---------------
                   Total Interest                                                                       2,377,429.62

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               151,725,567.37
          Beginning of Period Class B Principal Balance                                                 8,053,282.93

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   21,296,552.10
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           34,644.12
          Aggregate Payahead Balance                                                                       35,543.00
          Aggregate Payahead Balance for preceding Distribution Date                                       34,728.97
          Interest Earned on Payahead Balances                                                                363.53
          Scheduled Payments due in Collection Period                                                   4,826,914.21
          Scheduled Payments collected in Collection Period                                             4,148,709.74
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,213,601.79

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,290.69
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                439   5,634,000.00
          60+ days delinquent                                                                                    424   5,544,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   1      17,197.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            11,178,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                     17,197.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,380,359.62
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.48%
          Delinquency Ratio for third preceding Determination Date                                              5.73%

          Cumulative Defaults for preceding Determination Date                                          6,070,229.85

          Cumulative Net Losses for preceding Determination Date                                        3,221,714.21

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,299,081.74
                          Liquidation Proceeds                                                            595,800.65
                          Recoveries                                                                       95,218.58
                          Purchase Amounts                                                                 17,197.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,007,297.97

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,866,498.70
                          Prepayments in full allocable to principal                                    1,150,372.00
                          Principal Balance of Liquidated Receivables                                   1,809,402.44
                          Purchase Amounts allocable to principal                                          17,197.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,843,470.14

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       4,843,470.14
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,601,296.63
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,601,296.63

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          151,725,567.37
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  758,627.84

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       4,843,470.14
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 242,173.51

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            8,053,282.93
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          68,788.46

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            6,007,297.97
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,359,924.47
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 68,788.46
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 242,173.51
                   Class B Principal Carryover Shortfall                                                   67,727.09
                   Trustee distributions                                                                    2,621.62
                   Standby Servicer distributions                                                           3,327.32
                   Servicer distributions                                                                 300,829.33
                   Collateral Agent distributions                                                           1,331.49
                   Reimbursement Obligations                                                               50,267.46
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                 67,727.09
                                                                                                      ---------------
                                                                                                           67,727.09

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        3,327.32
         Servicing Fee (2.0%)                                             266,185.21
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            34,644.12
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Trustee Fee                                                        1,330.93
         Trustee's out-of-pocket expenses                                   1,290.69
         Unpaid Trustee Fee from prior Collection Periods                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior
          Collection Periods                                                    0.00
  (iv)   Collateral Agent Fee                                               1,331.49
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month            758,627.84
         Prior Month(s) Class A Carryover Shortfall                             0.00
         Class A Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A Interest Carryover Shortfall                     0.00
         Class A Interest Distributable Amount                            758,627.84
(viii)(A)Class B Coupon Interest - Unadjusted                              68,788.46
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class B Interest Shortfall                               0.00
         Adjusted Class B Interest Distributable Amount                    68,788.46
  (v)(B) Class A Principal Distributable Amount - Current Month         4,601,296.63
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                          4,601,296.63
  (vi)   Certificate Insurer Premium                                       50,267.46
         Certificate Insurer Premium Supplement                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00
  (vii)  Transition Expenses to successor Servicer                              0.00
      (B)Class B Principal Distributable Amount - Current Month
          Unadjusted                                                      242,173.51
         Class B Principal Carryover Shortfall - Previous Month(s)         67,727.09
         Current Month Class B Principal Shortfall                        (89,692.78)
         Adjusted Class B Principal Distributable Amount                  220,207.82
      (C)Excess Interest (Shortage) Amount for Deposit to
          (withdrawal from) Spread Account                                      0.00


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               151,725,567.37
                   Class A Principal Distributions                                                      4,601,296.63
          Class A End of Period Principal Balance                                                     147,124,270.74

          Class B Beginning of Period Principal Balance                                                 8,053,282.93
                   Class B Principal Distributable Amount                                                 220,207.82
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   7,833,075.11
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    7,833,075.11

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          6,007,297.97
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                 1,066,737.60
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,940,560.37

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   4,940,560.37
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    68,788.46
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,871,771.91

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  4,871,771.91
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 4,601,296.63
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         270,475.28

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    270,475.28
     (vi)  Certificate Insurer Premium                                                                     50,267.46
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         220,207.82

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     220,207.82
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        242,173.51
     (iii) Prior month(s) carryover shortfalls                                                             67,727.09
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (89,692.78)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (89,692.78)

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,178,000.00
                                 Purchased receivables more than 30 days delinquent                        17,197.00
                                                                                                      ---------------
                                 Total                                                                 11,195,197.00

                          Aggregate Gross Principal Balance as of the close of                        172,397,830.20
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.49%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.49%
                          Delinquency Ratio for second preceding Determination Date                             5.48%
                          Delinquency Ratio for third preceding Determination Date                              5.78%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.90%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  6,070,229.85
                                 Current Period Defaulted Receivables                                   1,380,359.62
                                                                                                      ---------------
                                 Total                                                                  7,450,589.47

                                 Cumulative Defaulted Receivables                                       7,450,589.47
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     3.99%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,809,402.44

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (691,019.23)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,118,383.21
                                 Cumulative Previous Net Losses                                         3,221,714.21
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  4,340,097.42
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    2.32%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      47.83
          Weighted Average Annual Percentage Rate                                                              20.33%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    20,919,241.69
                          18.5% of Outstanding Certificate Balance                                                    28,667,108.98
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          46,487,203.76

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            154,957,345.85
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               46,487,203.76
          Beginning of Period Spread Account Balance                                                   21,296,552.10
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               25,190,651.66
          Earnings on Spread Account Balance                                                              101,256.15
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                21,397,808.25



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------





(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,387,771.65

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $926,177.41

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,461,594.24

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $26.87

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.62

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.25

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $317,585.19

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $82,764.44

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $234,820.75

          (j)      Scheduled Payments due in such Collection Period                                    $5,643,630.14

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $5,296,882.55

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $187,406,754.84

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.8880057

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $356,939.97

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,002.15

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.78

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $32,242.44

          (b)      Distributions (to) from Collection Account                                             ($1,489.26)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $287.98

          (d)      Ending Payahead Account Balance                                                        $31,041.16

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $56,222,026.45
                          Spread Account Balance                                                      $20,516,583.04

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 $628,889.19

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $60,829.11

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,050,271.37

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 548
                          Aggregate Gross Amount                                                       $7,206,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 453
                          Aggregate Gross Amount                                                       $6,170,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.48%

          (b)      Average Delinquency Ratio                                                                    5.78%

          (c)      Cumulative Default Ratio                                                                     2.37%

          (d)      Cumulative Net Loss Ratio                                                                    0.98%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,738,006.99
     LOCK BOX NSF ITEMS:                                                                                  (94,318.80)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  1,489.26
     COLLECTION ACCOUNT INTEREST                                                                           24,348.65
     PAYAHEAD ACCOUNT INTEREST                                                                                287.98
     TOTAL COLLECTION PROCEEDS:                                                                         6,669,814.08
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 192,103,170.39
                                 Principal portion of payments collected (non-prepayments)                             2,320,497.68
                                 Prepayments in full allocable to principal                                              866,793.00
                          Collections allocable to principal                                            3,187,290.68
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     458,852.94
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,646,143.62

                   Realized Losses                                                                      1,050,271.37
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    187,406,755.40

          INTEREST
                          Collections allocable to interest                                             2,976,384.87
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        47,285.59
                                                                                                      ---------------
                   Total Interest                                                                       3,023,670.46


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               182,498,011.84
          Beginning of Period Class B Principal Balance                                                 9,605,157.99

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,887,693.85
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           36,768.02
          Aggregate Payahead Balance                                                                       30,753.18
          Aggregate Payahead Balance for preceding Distribution Date                                       32,242.44
          Interest Earned on Payahead Balances                                                                287.98
          Scheduled Payments due in Collection Period                                                   5,643,630.14
          Scheduled Payments collected in Collection Period                                             5,296,882.55
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,050,271.37

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,205.02
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                548   7,206,000.00
          60+ days delinquent                                                                                    453   6,170,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            13,376,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,604,990.38
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.35%
          Delinquency Ratio for third preceding Determination Date                                              5.51%

          Cumulative Defaults for preceding Determination Date                                          3,386,163.41

          Cumulative Net Losses for preceding Determination Date                                        1,061,606.24


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,163,675.55
                          Liquidation Proceeds                                                            458,852.94
                          Recoveries                                                                       47,285.59
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,669,814.08


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,320,497.68
                          Prepayments in full allocable to principal                                      866,793.00
                          Principal Balance of Liquidated Receivables                                   1,509,124.31
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,696,414.99

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       4,696,414.99
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,461,594.24
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,461,594.24

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          182,498,011.84
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  926,177.41


          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       4,696,414.99
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 234,820.75

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            9,605,157.99
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          82,764.44


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        4,002.15
         Servicing Fee (2.0%)                                             320,171.95
         Additional Servicing Fee Amounts (late fees,
          prepayment charges, etc.)                                        36,768.02
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Trustee Fee                                                        1,200.64
         Trustee's out-of-pocket expenses                                   1,205.02
         Unpaid Trustee Fee from prior Collection Periods                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                               1,200.64
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted               926,177.41
         Prior Month(s) Class A Carryover Shortfall                             0.00
         Class A Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A Interest Carryover Shortfall                     0.00
         Class A Interest Distributable Amount                            926,177.41
  (vi)   Class B Coupon Interest - Unadjusted                              82,764.44
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class B Interest Shortfall                               0.00
         Adjusted Class B Interest Distributable Amount                    82,764.44
  (vii)  Class A Principal Distributable Amount - Current Month         4,461,594.24
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                          4,461,594.24
  (viii) Certificate Insurer Premium                                       60,829.11
         Certificate Insurer Premium Supplement                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted              234,820.75
         Class B Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class B Principal Carryover Shortfall                    0.00
         Adjusted Class B Principal Distributable Amount                  234,820.75
  (xi)   Remaining amounts to Collateral Agent for deposit in
          Spread Account                                                  539,079.71


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               182,498,011.84
                   Class A Principal Distributions                                                      4,461,594.24
          Class A End of Period Principal Balance                                                     178,036,417.60

          Class B Beginning of Period Principal Balance                                                 9,605,157.99
                   Class B Principal Distributable Amount                                                 234,820.75
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   9,370,337.24
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    9,370,337.24

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          6,669,814.08
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,290,725.83
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,379,088.25

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    5,379,088.25
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     82,764.44
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,296,323.81

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   5,296,323.81
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  4,461,594.24
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         834,729.57

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                               834,729.57
           Certificate Insurer Premium                                                                     60,829.11
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         773,900.46

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      773,900.46
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         234,820.75
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              539,079.71
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                539,079.71

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              13,376,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                 13,376,000.00

                          Aggregate Gross Principal Balance as of the close of                        206,377,108.67
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            6.48%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.48%
                          Delinquency Ratio for second preceding Determination Date                             5.35%
                          Delinquency Ratio for third preceding Determination Date                              5.51%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.78%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  3,386,163.41
                                 Current Period Defaulted Receivables                                   1,604,990.38
                                                                                                      ---------------
                                 Total                                                                  4,991,153.79

                                 Cumulative Defaulted Receivables                                       4,991,153.79
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     2.37%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,509,124.31

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (506,138.53)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,002,985.78
                                 Cumulative Previous Net Losses                                         1,061,606.24
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  2,064,592.02
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    0.98%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      50.33
          Weighted Average Annual Percentage Rate                                                              20.40%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    25,299,911.90
                          19.5% of Outstanding Certificate Balance                                                    36,544,317.19
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          56,222,026.45

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            187,406,754.84
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               56,222,026.45
          Beginning of Period Spread Account Balance                                                   19,887,693.85
          Spread Account Deposit (Withdrawal) from Current Distributions                                  539,079.71
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               35,795,252.89
          Earnings on Spread Account Balance                                                               89,809.48
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                20,516,583.04

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.8880057
                   Class B Principal %                                                                          5.00%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             937,033.72
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      9,370,337.24
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  4,051.82
          Amount of Reserve Fund deposit (withdrawal)                                                      (4,051.82)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                      12/15/98
Collection Period                                                         11/98

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $5,936,532.14

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $64,711.17

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,871,820.97

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                  $164.90

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.80

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $163.11

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $448,883.33

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $448,883.33

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.88

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.88

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $5.07

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $227,221,054.36

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $207,909,600.07

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9150103

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $416,728.39

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,733.77

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $11.58

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   2
                          Aggregate Purchase Amount                                                       $23,894.82

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $77,718,241.06
                          Spread Account Balance                                                      $19,551,503.91

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $92,515.66

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $114,904.60

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,410,017.10

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 514
                          Aggregate Gross Amount                                                       $6,876,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 339
                          Aggregate Gross Amount                                                       $4,650,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.74%

          (b)      Average Delinquency Ratio                                                                    4.14%

          (c)      Cumulative Default Ratio                                                                     0.89%

          (d)      Cumulative Net Loss Ratio                                                                    0.80%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         7,532,489.83
     LOCK BOX NSF ITEMS:                                                                                  (90,347.56)
     TOTAL COLLECTION PROCEEDS:                                                                         7,442,142.27
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 227,221,054.36
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       227,221,054.36
                                 Principal portion of payments collected (non-prepayments)                             2,440,446.34
                                 Prepayments in full allocable to principal                                              912,034.00
                          Collections allocable to principal                                            3,352,480.34
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     382,544.79
                          Purchase Amounts allocable to principal                                          23,894.82
                                                                                                      ---------------
                   Total Principal                                                                      3,758,919.95

                   Realized Losses                                                                      1,410,017.10
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    222,052,117.31

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             3,648,832.06
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        34,390.26
                                                                                                      ---------------
                   Total Interest                                                                       3,683,222.32

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              14,249,421.04
          Beginning of Period Class A-2 Principal Balance                                              92,000,000.00
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,458,988.25
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           38,026.63
          Scheduled Payments due in Collection Period                                                   6,511,735.03
          Scheduled Payments collected in Collection Period                                             6,089,278.40
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,410,017.10

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,179.23
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                514   6,876,000.00
          60+ days delinquent                                                                                    339   4,650,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   2      23,894.82

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            11,526,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                     23,894.82
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,145,939.77
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.16%
          Delinquency Ratio for third preceding Determination Date                                              3.52%

          Cumulative Defaults for preceding Determination Date                                            989,409.77

          Cumulative Net Losses for preceding Determination Date                                          542,462.41

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              7,001,312.40
                          Liquidation Proceeds                                                            382,544.79
                          Recoveries                                                                       34,390.26
                          Purchase Amounts                                                                 23,894.82
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                5,466.70
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                     0.00
                          Investment earnings from Collection Account                                      21,166.71
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,468,775.68

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,440,446.34
                          Prepayments in full allocable to principal                                      912,034.00
                          Principal Balance of Liquidated Receivables                                   1,792,561.89
                          Purchase Amounts allocable to principal                                          23,894.82
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,168,937.05

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   222,052,117.31
                                                                                                      ---------------
                                                                                                      199,846,905.58


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         94.1%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    43.0%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       5,168,937.05
                   Times Class A Noteholders' Percentage                                                        94.1%
                                                                                                      ---------------
                                                                                                        4,863,969.76
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,863,969.76

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  14,249,421.04
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   64,711.17

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  92,000,000.00
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  448,883.33

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            7,468,775.68
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,920,622.22
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               3,935.49
                   Standby Servicer distributions                                                           4,733.77
                   Servicer distributions                                                                 416,728.39
                   Insurance and Reimbursement Obligations                                                114,904.60
                                                                                                      ---------------
                                                                                                        1,007,851.21
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        4,733.77
         Servicing Fee (2.0%)                                             378,701.76
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            38,026.63
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Indenture Trustee Fee                                              1,420.13
         Indenture Trustee's out-of-pocket expenses                         1,179.23
         Unpaid Indenture Trustee Fee from prior Collection Periods             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior
          Collection Periods                                                    0.00
         Owner Trustee Fee                                                      0.00
         Owner Trustee's out-of-pocket expenses                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                               1,336.13
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month           64,711.17
         Prior Month(s) Class A-1 Interest Carryover Shortfall                  0.00
         Class A-1 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                   0.00
         Class A-1 Interest Distributable Amount                           64,711.17
     (B) Class A-2 Interest Distributable Amount - Current Month          448,883.33
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          448,883.33
  (vi)(A)Class A-3 Note Interest - Unadjusted                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)        0.00
         Interest on Interest Shortfall - Previous Month(s)                     0.00
         Current Month Class A-3 Interest Shortfall                             0.00
         Adjusted Class A-3 Interest Distributable Amount                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous
          Month(s)                                                              0.00
         Interest on Interest Shortfall - Previous Month(s)                     0.00
         Current Month Class A-4 Interest Shortfall                             0.00
         Adjusted Class A-4 Interest Distributable Amount                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month         4,863,969.76
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Total Adjusted Distributable Amount                    4,863,969.76
         Class A Principal Distribution Amount to Class A-1             4,863,969.76
         Class A Principal Distribution Amount to Class A-2                     0.00
         Class A Principal Distribution Amount to Class A-3                     0.00
         Class A Principal Distribution Amount to Class A-4                     0.00
  (viii) Note Insurer Premium                                             114,904.60
         Note Insurer Premium Supplement                                        0.00
         Other Reimbursement Obligations to Note Insurer                        0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (xi)   Until the Target Payment Date, remaining amount to
          Class A Noteholders                                           1,007,851.21
         Amount to Class A-1 Noteholders                                1,007,851.21
         Amount to Class A-2 Noteholders                                        0.00
         Amount to Class A-3 Noteholders                                        0.00
         Amount to Class A-4 Noteholders                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.         0.00
         Spread Account withdrawal for deficiencies                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               14,249,421.04
                   Class A-1 Principal Distributions                                                    4,863,969.76
          Class A-1 End of Period Principal Amount (prior to turbo)                                     9,385,451.27
                   Additional Principal Distribution                                                    1,007,851.21
          Class A-1 End of Period Principal Amount                                                      8,377,600.07

          Class A-2 Beginning of Period Principal Amount                                               92,000,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    92,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     92,000,000.00

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           7,468,775.68
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    490,108.82
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,978,666.86

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           6,978,666.86
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           448,883.33
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,529,783.53

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          6,529,783.53
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,404,887.70

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    6,404,887.70
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls 0.00 (iv)Interest on Prior month(s) carryover shortfalls          0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        5,986,725.57

CLASS A   DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           5,986,725.57
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         4,863,969.76
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,122,755.81

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          1,122,755.81
     (vi) Note Insurer Premium                                                                            114,904.60
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,007,851.21


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,526,000.00
                                 Purchased receivables more than 30 days delinquent                        23,894.82
                                                                                                      ---------------
                                 Total                                                                 11,549,894.82

                          Aggregate Gross Principal Balance as of the close of                        243,904,845.41
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.74%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.74%
                          Delinquency Ratio for second preceding Determination Date                             4.12%
                          Delinquency Ratio for third preceding Determination Date                              3.52%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.14%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                    989,409.77
                                 Current Period Defaulted Receivables                                   1,145,939.77
                                                                                                      ---------------
                                 Total                                                                  2,135,349.54

                                 Cumulative Defaulted Receivables                                       2,135,349.54
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     0.89%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                               0.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                             0.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,792,561.89

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (416,935.05)
                                                                                                      ---------------
                                 Net Losses                                                             1,375,626.84
                                 Cumulative Previous Net Losses                                           542,462.41
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  1,918,089.25
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    0.80%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      52.35
          Weighted Average Annual Percentage Rate                                                              20.44%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 222,052,117.31
                          minus the Securities Balance                                                207,909,600.07
                                                                                                      ---------------
                                                                                                       14,142,517.24
                          divided by the Aggregate Principal Balance                                            6.37%

          Floor OC Percent
                   Aggregate Principal Balance                                                        222,052,117.31
                   minus the Securities Balance                                                       207,909,660.07
                                                                                                      ---------------
                                                                                                       14,142,517.24
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                5.88%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    207,909,600.07
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    20.00%
                                   if a Portfolio Performance Event of Default, 30%                                           30.00%
                                   if an Insurance Agreement Event of Default, unlimited                                      35.00%
                                                                                                               35.00%
                                   times the Aggregate Principal Balance                              222,052,117.31
                                                                                                      ---------------
                                                                                                       77,718,241.06
                   Requisite Amount                                                                    77,718,241.06

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               77,718,241.06
          Beginning of Period Spread Account Balance                                                   19,458,988.25
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               58,259,252.81
          Earnings on Spread Account Balance                                                               92,515.66
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                19,551,503.91


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------






(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5


Distribution Date                                                       12/15/98
Collection Period                                                          11/98

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,225,604.31

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $54,349.93

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,171,254.38

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $99.25

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.67

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $97.58

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $137,110.42

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $137,110.42

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $1.77

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $1.77

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $142,722.71

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $142,722.71

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $1.75

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $1.75

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $1,829,477.93

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $173,861.11

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $1,655,616.82

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $18.29

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $1.74

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $16.56

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $33,519.83

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $33,519.83

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $1.80

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         1.80

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $275,647,271.04

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                $305,173,128.80

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         1.1071146

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $200,016.69

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,105.64

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $6.15

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.00

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   4
                          Aggregate Purchase Amount                                                       $44,258.87

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $94,603,669.93
                          Spread Account Balance                                                      $10,404,215.21

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                $2,134,797.08

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $371,237.87

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                           $0.00

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 346
                          Aggregate Gross Amount                                                       $4,660,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                  43
                          Aggregate Gross Amount                                                         $551,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            1.79%

          (b)      Average Delinquency Ratio                                                                    1.79%

          (c)      Cumulative Default Ratio                                                                     0.01%

          (d)      Cumulative Net Loss Ratio                                                                    0.00%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)



CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         8,117,724.99
     LOCK BOX NSF ITEMS:                                                                                  (33,290.40)
     TOTAL COLLECTION PROCEEDS:                                                                         8,084,434.59
     FOR DISTRIBUTION DATE:                                                                                 12/15/98
     FOR DETERMINATION DATE:                                                                                 12/8/98
     FOR COLLECTION PERIOD:                                                                                    11/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 275,647,271.04
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       275,647,271.04
                                 Principal portion of payments collected (non-prepayments)                              3,913,371.33
                                 Prepayments in full allocable to principal                                               869,241.00
                          Collections allocable to principal                                            4,782,612.33
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                           0.00
                          Purchase Amounts allocable to principal                                          44,258.87
                                                                                                      ---------------
                   Total Principal                                                                      4,826,871.20

                   Realized Losses                                                                              0.00
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    270,820,399.84

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                       34,352,728.96



          INTEREST
                          Collections allocable to interest                                             3,257,563.39
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                             0.00
                                                                                                      ---------------
                   Total Interest                                                                       3,257,563.39

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              32,500,000.00
          Beginning of Period Class A-2 Principal Balance                                              77,500,000.00
          Beginning of Period Class A-3 Principal Balance                                              81,375,000.00
          Beginning of Period Class A-4 Principal Balance                                             100,000,000.00
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    8,269,418.13
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           31,565.58
          Scheduled Payments due in Collection Period                                                   7,704,648.62
          Scheduled Payments collected in Collection Period                                             7,170,934.72
          Aggregate Amount of Realized Losses for preceding Distribution Date                                   0.00

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                      0.00
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                346   4,660,000.00
          60+ days delinquent                                                                                     43     551,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   4      44,258.87

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        5,211,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                               44,258.87
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                   13,825.25

          Delinquency Ratio for second preceding Determination Date                                             0.00%
          Delinquency Ratio for third preceding Determination Date                                              0.00%

          Cumulative Defaults for preceding Determination Date                                                  0.00

          Cumulative Net Losses for preceding Determination Date                                                0.00

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                   34,352,728.96
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                        224,122.50
          Amount in Interest Reserve Account                                                              224,122.50
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              8,040,175.72
                          Liquidation Proceeds                                                                  0.00
                          Recoveries                                                                            0.00
                          Purchase Amounts                                                                 44,258.87
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                     0.00
                          Investment earnings from Collection Account                                           0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     8,084,434.59
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     3,913,371.33
                          Prepayments in full allocable to principal                                      869,241.00
                          Principal Balance of Liquidated Receivables                                           0.00
                          Purchase Amounts allocable to principal                                          44,258.87
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,826,871.20

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                    No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,826,871.20
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           3,171,254.38

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                               No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,826,871.20
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                1,655,616.82

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  32,500,000.00
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0305556
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   54,349.93

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  77,500,000.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0305556
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  137,110.42

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,375,000.00
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0305556
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  142,722.71

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                 100,000,000.00
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0305556
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  173,861.11

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0305556
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   33,519.83

          Excess Interest Amount
                   Total Distribution Amount                                                            8,084,434.59
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,368,435.20
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               1,342.11
                   Standby Servicer distributions                                                           2,105.64
                   Servicer distributions                                                                 200,016.69
                   Insurance and Reimbursement Obligations                                                371,237.87
                                                                                                      ---------------
                                                                                                        2,141,297.08
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                   2,105.64
                     Backup Servicer  Fee                                                                   6,500.00
                     Servicing Fee (2.0%)                                                                 168,451.11
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                31,565.58
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                    631.69
                     Indenture Trustee's out-of-pocket expenses                                                 0.00
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                     710.42
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                               54,349.93
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                               54,349.93
                 (B) Class A-2 Interest Distributable Amount - Current Month                              137,110.42
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                              137,110.42
                 (C) Class A-3 Interest Distributable Amount - Current Month                              142,722.71
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                     142,722.71
                 (D) Class A-4 Interest Distributable Amount - Current Month                              173,861.11
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                     173,861.11
                 (E) Class A-5 Interest Distributable Amount - Current Month                               33,519.83
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      33,519.83
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         3,171,254.38
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        3,171,254.38
                     Class A Principal Distribution Amount to Class A-1                                 3,171,254.38
                     Class A Principal Distribution Amount to Class A-2                                         0.00
                     Class A Principal Distribution Amount to Class A-3                                         0.00
          (vii)      Class A-4 Principal Distributable Amount                                           1,655,616.82
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                 127,155.47
                     Short-Term Reinsurance                                                                63,249.07
                     Long-Term Reinsurance                                                                180,833.33
                     Note Insurer Premium Supplement                                                            0.00
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                2,134,797.08

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               32,500,000.00
                     Class A-1 Principal Distributions                                                  3,171,254.38
          Class A-1 End of Period Principal Amount                                                     29,328,745.62

          Class A-2 Beginning of Period Principal Amount                                               77,500,000.00
                     Class A-2 Principal Distributions                                                          0.00
          Class A-2 End of Period Principal Amount                                                     77,500,000.00

          Class A-3 Beginning of Period Principal Amount                                               81,375,000.00
                     Class A-3 Principal Distributable Amount                                                   0.00
          Class A-3 End of Period Principal Amount                                                     81,375,000.00

          Class A-4 Beginning of Period Principal Amount                                              100,000,000.00
                     Class A-4 Principal Distributable Amount                                           1,655,616.82
          Class A-4 End of Period Principal Amount                                                     98,344,383.18

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                         305,173,128.80

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                       8,084,434.59
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                264,314.37
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,820,120.22

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                         7,820,120.22
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                         137,110.42
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,683,009.80

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                         7,683,009.80
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                         142,722.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,540,287.09

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                         7,540,287.09
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                         173,861.11
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,366,425.98

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                         7,366,425.98
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          33,519.83
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,332,906.15

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                         7,332,906.15
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       3,171,254.38
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    4,161,651.77

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        4,161,651.77
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      1,655,616.82
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,506,034.95

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        2,506,034.95
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,506,034.95

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                       2,506,034.95
     (vi)     Note Insurer Premium                                                                        371,237.87
     (v)      Note Insurer Premium Supplement                                                                   0.00
              Deficiency Amount                                                                                 0.00
              Withdrawal from Spread Account to Cover Deficiency                                                0.00
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,134,797.08


CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,211,000.00
                                 Purchased receivables more than 30 days delinquent                        44,258.87
                                                                                                      ---------------
                                 Total                                                                  5,255,258.87

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                   293,892,231.46

                   DELINQUENCY RATIO                                                                            1.79%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  1.79%
                          Delinquency Ratio for second preceding Determination Date                             0.00%
                          Delinquency Ratio for third preceding Determination Date                              0.00%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    1.79%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                          0.00
                                 Current Period Defaulted Receivables                                      13,825.25
                                                                                                      ---------------
                                 Total                                                                     13,825.25

                                 Cumulative Defaulted Receivables                                          13,825.25
                                 Original Pool Balance                                                275,647,271.04

                   Cumulative Default Ratio                                                                     0.01%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                               0.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                             0.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                 Liquidated Receivables                                                         0.00

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                       0.00
                                                                                                      ---------------
                                 Net Losses                                                                     0.00
                                 Cumulative Previous Net Losses                                                 0.00
                                                                                                      ---------------
                                 Cumulative Net Losses                                                          0.00
                                 Original Pool Balance                                                275,647,271.04

                   Cumulative Net Loss Ratio                                                                    0.00%



ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                                      57.84
          Weighted Average Remaining Term                                                                                     54.72
          Weighted Average Annual Percentage Rate                                                                             20.27%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                              2.7%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                      64,086,357.05
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                79,345,013.49
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         94,603,669.93
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

                   Requisite Amount                                                                    94,603,669.93

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      9,300,000.00
                          Outstanding Certificate Balance                                                            305,173,128.80
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         9,300,000.00


          Required Spread Account Amount                                                                              94,603,669.93
          Beginning of Period Spread Account Balance                                                                   8,269,418.13
          Additional Deposit for Subsequent Receivables Transfer                                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                               2,134,797.08
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                              84,199,454.72
          Earnings on Spread Account Balance                                                                                   0.00
          Amount of Spread Account deposit (withdrawal)                                                                        0.00
          Net Spread Account Withdrawal to Seller                                                                              0.00
          Ending Spread Account Balance                                                                               10,404,215.21



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:
                        ---------------------------------
                Name:           James L. Stock
                        ---------------------------------
                Title:          Vice President
                        ---------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1